Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                    for GE Life & Annuity Separate Account 4
                                   P1151 1/99


The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: Account 4; The Policy; The Death Benefit; Income Payments; and Requesting Payments.

Account 4 -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited. (page 13)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 14)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 14)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 15)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 16)

o Federated Insurance Series High Income Bond Fund II is advised by Federated Investment Management Company. (page 17)

o The Salomon Brothers Variable Series Funds Strategic Bond Fund should be characterized as a "Global Bond" fund rather than as a "Domestic Bond" fund wherever categories are reflected in the prospectus. (page 17; see also pages 7 and 9)

The Policy - Dollar-Cost Averaging

o    Add the following to the end of the second paragraph:

         The dollar-cost averaging program will begin 30 days after we receive your money, unless you specify an earlier date. (page 23)

The Death Benefit -- Death of an Owner or Joint Owner Before the Maturity Date

o In the Distribution Rules section, add the following at the end of the paragraph regarding Spouses:

         The Account Value on the date we receive due proof of death of the Annuitant will be set equal to the Death Benefit on that date. Any increase in the Account Value will be allocated to the Investment Subdivisions using the premium allocation in effect at that time. Any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant. (page 26)

Income Payments

o Delete the first sentence in the first paragraph and replace it with the following:

         The Maturity Date is provided in the Policy, unless changed after issue. You may change the Maturity Date until income payments begin. However, the Maturity Date cannot be a date later than the Policy anniversary on which the Annuitant reaches age 90, unless we approve a later date. To make a change, send a written notice to our Home Office before the Maturity Date then in effect. If you change the Maturity Date, Maturity Date will then mean the new Maturity Date you selected. (page 27)

Requesting Payments

o Delete the last sentence of the first paragraph and replace it with the following:

         We will determine the amount as of the end of the Valuation Period during which our Home Office receives all such requirements. (page 35)


         This Supplement should be retained with your Prospectus for future reference.



                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230